SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 1, 2005

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On July 1, 2005, Hancock Holding Company
issued a press release announcing the finalization of its acquisition of
J. Everett Eaves, Inc.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated July 1, 2005, headed "Hancock Bank acquires
                             insurance leader J. Everett Eaves, Inc."

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2005
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release
---------------------
July 1, 2005

For More Information
--------------------
Carl J. Chaney, EVP & CFO, Hancock Bank
228.868.4727 or 1.800.522.6542

Betsie Gambel, Keating Magee Public Relations
504.299.7157 or 504.319.3442
bgambel@keatingmagee.com

===================================================================================================================

                           Hancock Bank acquires insurance leader J. Everett Eaves, Inc.

Gulfport, MS,  (July 1, 2005) -One of New Orleans' oldest property and casualty insurance agencies has officially joined one of America's strongest and safest financial institutions, headquartered in Gulfport, MS.

Earlier today, officials representing Hancock Bank (Hancock) and J. Everett Eaves, Inc. (JEE) signed the proverbial dotted lines in an all cash transaction finalizing Hancock's acquisition of JEE as a division of
Hancock Insurance Agency, a subsidiary of Hancock Bank.  The joint announcement confirms Hancock's intent to purchase JEE made on June 13, 2005. The acquisition expands Hancock's insurance presence in LA; Hancock also operates in MS, AL and FL.

Under the terms of the transaction, J. Everett Eaves will maintain its existing agency team and operational structure, including its current Poydras Center and Covington offices.

According to Chris Roth, CPCU, corporate head of Hancock Insurance Agency,  "Both J. Everett Eaves and Hancock
Insurance Agency represent some of the nation's most well respected carriers.  We believe this mutually beneficial partnership will enhance the breadth of insurance options we can offer Hancock's banking customers and will introduce J. Everett Eaves customers to Hancock's comprehensive lines of financial services."

John L. Beckmann, Jr., president of JEE, says, "With more and more bank owned insurance agencies nationwide, we believe the timing is perfect to forge this partnership between J. Everett Eaves and Hancock. This venture is a win:win partnership, allowing us to bring stronger insurance resources to Hancock while offering our customers
Hancock's wide spectrum of financial services."

                                                     - more -

                                                                     Hancock Bank to acquire J. Everett Eaves, Inc.
                                                                                                       July 1, 2005
                                                                                                          - Add 1 -

Established in 1899 on the Mississippi Gulf Coast, Hancock Bank entered the New Orleans market with a legacy as a
Gulf South financial leader committed to understanding and serving local communities.  Hancock Insurance Agency, founded in 1902, is a wholly owned subsidiary of Hancock Bank.  Independent Insurance Agents & Brokers of America
(IIABA) recently named Hancock Insurance Agency a "Best Practices" agency.

Last year, Hancock acquired Ross-King-Walker, Inc., a well-known Hattiesburg, MS, based property and casualty insurance pioneer.

Hancock Holding Company (NASDAQ:  HBHC) - the parent company of Hancock Bank Mississippi, Hancock Bank of
Louisiana, Hancock Bank of Florida, and Magna Insurance Company - has assets of $4.8 billion.  Hancock Bank stands among the top four percent of all United States banks, according to a Veribanc, Inc., Blue Ribbon rating for 50 consecutive quarters, and has received a BauerFinancial, Inc., five-star superior rating (the highest rating possible) for exceptional performance the past 41 consecutive quarters.  Hancock Bank operates 103 offices and more than 130 automated teller machines in South Mississippi, Louisiana, and the Florida Panhandle as well as other subsidiaries Hancock Investment Services, Inc., and Harrison Finance Company.  Hancock also has corporate trust offices in Gulfport, MS, Jackson, MS, Baton Rouge, LA, and downtown New Orleans, LA, and a business financial center in Alabama's port city of Mobile.  Additional information about Hancock Bank is available at
www.hancockbank.com.

Additional information about JEE is available at www.jeeaves.com.

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